                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Mid-Cap Value Fund

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended August 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: October 20, 2003                         /s/ Ronald E. Robison
                                               ---------------------
                                               Ronald E. Robison
                                               Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Mid-Cap Value Fund and will be retained by Morgan Stanley Mid-Cap Value Fund and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Mid-Cap Value Fund

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended August 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: October 20, 2003                         /s/ Francis Smith
                                               -----------------
                                               Francis Smith
                                               Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Mid-Cap Value Fund and will be retained by Morgan Stanley Mid-Cap Value Fund and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Mid-Cap Value Fund

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended August 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: December 8, 2003                         /s/ Ronald E. Robison
                                               ---------------------
                                               Ronald E. Robison
                                               Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Mid-Cap Value Fund and will be retained by Morgan Stanley Mid-Cap Value Fund and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Mid-Cap Value Fund

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended August 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: December 8, 2003                         /s/ Francis Smith
                                               -----------------
                                               Francis Smith
                                               Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Mid-Cap Value Fund and will be retained by Morgan Stanley Mid-Cap Value Fund and furnished to the Securities and Exchange Commission or its staff upon request.